UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):    February 9, 2007
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                          Quest Minerals & Mining Corp.
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             (Exact name of registrant as specified in its charter)


         Utah                       000-32131                   87-0429950
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(State or other jurisdiction       (Commission                (IRS Employer
      of incorporation)            File Number)             Identification No.)


    18B East 5th Street, Paterson, NJ                              07524
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (973) 684-0075
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Section 3 - Securities and Trading Markets

Item 3.03   Material Modification to Rights of Security Holders.

            See Item 5.03 below.


Section 5 - Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year.

            On February 9, 2007, we filed articles of amendment to our articles of incorporation with the Utah Secretary of State to: (i) increasing the number of shares of common stock we are authorized to issue from 250,000,000 to 975,000,000 and (ii) authorizing our board of directors to effectuate a stock split or reverse stock split without stockholder approval. This amendment was unanimously approved by our board of directors and by a majority of our stockholders at our Special Meeting of Stockholders on Friday February 9, 2007. A proxy statement on Form 14A and notice of such special meeting of stockholders was mailed to stockholders (of record on January 17, 2007) on January 29, 2007. A resolution authorizing our directors to change our name (as determined by our board of directors) was also approved at this special meeting of stockholders.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

            (c)   Exhibits.

                  4.1      Articles of Amendment to Articles of Incorporation.*
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                           * Filed as Exhibit A to our Definitive Proxy
                             Statement on Form 14A filed on January 26, 2007 and incorporated herein by reference.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)


Date:  February 15, 2007               By: /s/ EUGENE CHIARAMONTE, JR.
                                           -------------------------------------
                                           Eugene Chiaramonte, Jr., President


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